As filed with the Securities and Exchange Commission on September 10, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY			10606
(Address of principal executive offices)			(Zip code)

David A. Katz 10 Bank Street, Suite 590 White Plains, NY 10606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1(800) 366-6223

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2018

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

July 31, 2018

Dear Fellow Shareholder:

The Matrix Advisors Value Fund posted a gain of +1.35% in the second quarter, modestly ahead of the Russell 1000 Value Index's +1.18% gain but lagging the more growth/technology-oriented S&P 500 Index benchmark's return of +3.43%.

Disclosure Note:

Gross Expense Ratio:	1.19%
Net Expense Ratio:	0.99	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/18.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund's Net Asset Value on 6/30/18 was $70.38.

While the Fund had modest gains in the quarter and is down slightly for the year, this is in sharp contrast to the very strong operating performance shown by the portfolio's holdings, with growing earnings and cash flows, rising dividends and favorable outlooks. Historically the combination of strong fundamentals and modest valuations has been a precursor to favorable equity returns.

To give you an idea of some of the strong trends, 97% of the companies in our LCV portfolio (all but 1) beat earnings expectations in the most recent quarter versus 79% for the S&P 500. On the revenue side, 78% of our companies beat expectations versus 66% for the S&P 500.

We believe that the portfolio is well positioned for the economic environment we foresee and should benefit from strong business fundamentals, growing earnings and cash flow, and very attractive valuations.

For the first six months of the year, the Fund was down -1.72% versus down -1.69% for the Russell 1000 Value Index and a gain of +2.65% for the S&P 500 Index. We expect our relative and absolute results to improve as the year unfolds.

For the fiscal year (6/30/17 - 6/30/18), the Fund was up +8.03% versus the Russell 1000 Value Index's +6.77% return and the S&P 500 Index's return of +14.37%. A detailed discussion of performance in 2018 is provided in the attached letter.

MATRIX ADVISORS
VALUE FUND, INC.

We believe the recent stock market volatility has created a number of compelling investment opportunities, so we are constantly reviewing all our holdings to make sure we are optimally positioned in stocks that we think are most timely and have compelling risk reward propositions. When we identify situations where we think there are more timely or attractive options, we will continue to upgrade the portfolio.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to return to favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Diversification does not guarantee a profit or protect from loss in a declining market.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

	Average Annualized Total Return Periods Ended June 30, 2018
	One Year	Five Years	Ten Years
Matrix Advisors Value Fund, Inc.	8.03%	9.19%	6.22%
S&P 500 Index*	14.37%	13.42%	10.17%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index ten years ago. All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund.com.

*  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MATRIX ADVISORS
VALUE FUND, INC.

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
2nd Quarter 2018 and Annual Review

The stock market posted low single digit gains in Q2. Optimism about the U.S. economy and corporate earnings trumped concerns about rising interest rates and escalating trade tensions. Technology and growth strategies did better than value and defensive strategies in the quarter.

The best performing market sectors in the quarter were Energy, Technology and Consumer Discretionary (mostly Amazon & Netflix). Lagging sectors included Consumer Staples, Financials, Industrials and Telecom.

The Matrix Advisors Value Fund posted a gain of +1.35% in the second quarter, modestly ahead of the Russell 1000 Value Index's +1.18% gain but lagging the more growth/technology-oriented S&P 500 Index benchmark's return of +3.43%. After a number of very strong years, equities showed a lack of progress for the first six months of the year. While this can be frustrating, it is a normal part of the variable nature of stock market returns.

The quarter was notable for strong earnings growth, another 0.25% interest rate hike from the Federal Reserve, the lowest unemployment rate in 18 years (3.8%), increasingly harsh trade rhetoric from the president, and data suggesting that economic growth outside the U.S. is moderating.

The yield on the 10-year Treasury note rose for the fourth consecutive quarter on signs of a pick-up in inflation, strong job numbers and comments from the Federal Reserve that it plans to continue raising short-term interest rates. Oil prices rose by 13%, with Brent crude reaching $80 for the first time in over three years, as demand grows while supply is constrained, despite OPEC's recent announcement of an agreement to increase production.

We expect the stock market to be as volatile in the second half of the year as it was in the first six months. Continued economic strength in the U.S. and strong earnings results should likely be tempered by the unpredictability of trade negotiations and the outcome of the mid-term elections.

As is often the case, there are many reasons and concerns given for the market's volatility and downside since late January. Excluding trade tensions, we believe most are very manageable and should still allow for a higher market.

In terms of trade, we are hopeful that the Trump administration's hardline public statements are a negotiating tactic rather than a true list of bottom-line demands. If this is the case and trade tensions ease, we believe the economy and stock market should finish the year strongly.

If the Trump Administration moves the world into a trade war, we would be far more cautious in our near and intermediate term outlook. (It is important to note, however, that any sell-off related to a significant escalation of trade tensions would also likely have the effect of moving all parties to a resolution, which should ultimately be followed by a faster than expected equity market recovery).

Currently, the U.S. economy and corporate earnings are very strong. Estimates are that Q2 GDP may show the fastest growth since the third quarter of 2014, when the economy grew at a 5.2% annualized rate, and earnings are expected to show the third consecutive quarter of double digit growth.1

1  Wall Street Journal, "Economic Output Steamed Ahead in Second Quarter" - 7/2/18

MATRIX ADVISORS
VALUE FUND, INC.

Fund Portfolio and Market's Outlook

While the Fund had small gains for the quarter and is down modestly for the year, this is in sharp contrast to very strong company operating performance with growing earnings and cash flows, rising dividends and favorable outlooks. Historically the combination of strong fundamentals and modest valuations has been a precursor to favorable equity returns.

To give you an idea of some of the strong trends, 97% of the companies in our portfolio (all but 1) beat earnings expectations in the most recent quarter versus 79% for the S&P 500. On the revenue side, 78% of our companies beat expectations versus 66% for the S&P 500.

We believe that the portfolio is well positioned for the economic environment we foresee and should benefit from strong business fundamentals, growing earnings and cash flow, and very attractive valuations.

We remain positive on the outlook for the economy, corporate profits and dividend growth. The tax law passed at the end of last year provided additional stimulus to the economy. We expect the pace of economic growth to slow from its current elevated rate, but absent a policy blunder on trade, we think the economy can continue to add to its record 10th year of expansion.

As we have discussed in our last two letters, we think volatility in the stock market is here to stay for a while. Some volatility is normal. The current political environment both in the U.S. and internationally is creating a little extra uncertainty. While the volatility can create anxiety, it's a normal part of investing, and stocks can and often do move higher in uncertain times, climbing the proverbial wall of worry.

The overall market is trading at 16.1x estimated forward earnings (down from 18.2x at year-end), in-line with the 25-year average2. Our portfolio is trading well below that, and is selling at a very attractive P/E. We believe flattish stock prices in the face of sharply higher earnings, cash flow and dividends have resulted in some very good investment opportunities in high quality and higher yielding stocks. Historically when our portfolio has traded at these significant discounts to our fair value estimates, on average it has had solid returns in subsequent periods.

The biggest risks we see in the equity market are from a flare-up in geopolitical tensions including confrontations over trade policies. The mid-term elections this fall have the potential to slowdown the president's pro-business agenda. We expect inflation and interest rates to continue to rise for the balance of 2018, possibly faster than currently expected.

We anticipate that the market will show positive returns over the balance of the year and provide another year of solid gains. We remain cautious about fixed income investments, preferring high quality and short to intermediate term maturities.

2  Source: FactSet, Russell Investment Group, Standard & Poor's, J.P. Morgan Asset Management.

MATRIX ADVISORS
VALUE FUND, INC.

Fund Annual Fiscal Year Review

The Fund had a good absolute fiscal year (6/30/17 - 6/30/18) up 8.03% and outperformed the Russell 1000 Value Index up 6.77%, while lagging the more growth/technology-oriented S&P 500 Index benchmark up 14.37%. Returns were led by strong results in the Energy, Healthcare and Technology sectors. Weak returns in Consumer Discretionary, Consumer Staples and Industrials detracted from performance.

As discussed above, we are quite optimistic about the Fund's prospects in the coming year. We think the Fund's holdings are undervalued relative to their strong operating performance and that the recent stock market volatility has created a number of very attractive investment opportunities.

We constantly review the Fund's holdings to make sure we are optimally positioned in stocks that we think are the timeliest with the best risk reward propositions.

2nd Quarter Review and Outlook

The Matrix Advisors Value Fund posted a gain of +1.35% in the second quarter. As discussed earlier, we believe that strong operating performance and modest valuations should set the stage for better stock price trends in upcoming periods.

The greatest contributors to the portfolio's results in the quarter were our holdings in Energy, Technology and Consumer Discretionary. The biggest detractors were in Financials and Industrials. Our investments in the Financials and Industrials sectors are doing quite well, but their stock prices suffered from concerns about the profit impact of a flattening yield curve in the case of Financials, and the potential impact of tariffs for Industrial companies.

We think the move in Energy, going from worst to first between 1st and 2nd quarter performance, demonstrates that things can and do change when they are least expected, and that ultimately better fundamentals do drive stock prices (remember oil prices had moved substantially higher in the first quarter while the stocks had been a stand-out laggard). We believe this type of turn for the better is likely in many stocks, industries and sectors as we look forward.

During the quarter, we started a new position in Comcast, a very well managed media, cable TV and broadband internet service company. Comcast owns Universal Pictures and Theme Parks, NBC, Telemundo and has a 30% interest in Hulu. The company has an outstanding record of earnings, cash flow and dividend growth. The investment opportunity was created when the shares declined after the company announced its interest in acquiring Twenty-First Century Fox and Sky plc. The management team at Comcast has proven to be an astute acquirer of media properties, and we believe the current share price has created an excellent entry point.

We also added to positions in CBS, Goldman Sachs, Mondelez and Viacom.

We sold our position in Johnson Controls and Harley-Davidson. Johnson Controls was a frustrating investment, whose results lagged our expectations after a poor job integrating a large acquisition. Harley-Davidson is a well-managed company, but we became increasingly concerned that the market for large motorcycles in the U.S. faces demographic challenges that will depress results for the foreseeable future. While we still like both for the long-term, we thought the funds would be better deployed elsewhere.

MATRIX ADVISORS
VALUE FUND, INC.

We also modestly trimmed the position in ConocoPhillips.

As we discussed above, we believe the recent stock market volatility has created a number of compelling investment opportunities, so we are constantly reviewing all our holdings to make sure we are optimally positioned in stocks that we think are most timely and have compelling risk reward propositions. When we identify situations where we think there are more timely or attractive options, we will continue to upgrade the portfolio.

We are quite optimistic about the portfolio's prospects for upcoming periods. We think the combination of strong earnings, cash flows and business outlooks, along with attractive valuations should be a catalyst for improved stocks prices. After a prolonged period of Value portfolios facing a strong headwind versus the Growth Style, we expect the pendulum to start to swing back toward Value which should be a significant positive for our portfolio in upcoming years.

We thank you for your continued confidence in Matrix. We greatly value our relationship with you, and please know that everyone here is working tirelessly to try to achieve favorable investment returns and reward your trust. Please contact us with any questions or comments.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$982.80	$1,019.89
Expenses Paid During Period[1]	$4.87	$4.96

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Financials	27.1%
Information Technology	22.5%
Health Care	16.5%
Energy	13.4%
Consumer Staples	8.0%
Industrials	6.7%
Consumer Discretionary	5.8%
Total Investments	100.0%
Short-Term Investments, net of Liabilities	0.0%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of June 30, 2018.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2018

SHARES	VALUE
COMMON STOCKS - 100.0%
BANK (MONEY CENTER): 4.4%
23,400 JPMorgan Chase & Co.	$2,438,280
BANK (PROCESSING): 1.0%
6,200 State Street Corp.	577,158
BANK (REGIONAL): 2.6%
28,500 BB&T Corp.	1,437,540
BANK (SUPER REGIONAL): 4.4%
43,800 Wells Fargo & Co.	2,428,272
BEVERAGES: 2.8%
14,000 PepsiCo, Inc.	1,524,180
BIOTECHNOLOGY: 3.5%
27,550 Gilead Sciences, Inc.	1,951,642
BROADCASTING/CABLE TV: 2.1%
21,050 CBS Corp. - Class B	1,183,431
CABLE TV: 1.9%
32,000 Comcast Corp. - Class A	1,049,920
COMPUTER AND PERIPHERALS: 1.7%
5,000 Apple, Inc.	925,550
COMPUTER SOFTWARE AND SERVICES: 5.2%
26,200 Microsoft Corp.	2,583,582
13,200 Symantec Corp.	272,580
2,856,162
CONSUMER DISCRETIONARY (MULTI-MEDIA): 1.8%
33,000 Viacom, Inc. - Class B	995,280
DIVERSIFIED OPERATIONS: 3.0%
13,400 United Technologies Corp.	1,675,402

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2018 – Continued

SHARES	VALUE
DRUG: 3.3%
20,000 AbbVie, Inc.	$1,853,000
DRUG STORE: 2.8%
23,900 CVS Health Corp.	1,537,965
ELECTRICAL COMPONENT: 3.5%
21,800 TE Connectivity Ltd.	1,963,308
FINANCIAL SERVICES: 4.6%
9,800 American Express Co.	960,400
17,000 Capital One Financial Corp.	1,562,300
2,522,700
FOOD PROCESSING RETAIL: 2.2%
29,200 Mondelez International, Inc. - Class A	1,197,200
HOUSEHOLD PRODUCTS: 3.1%
22,000 The Procter & Gamble Co.	1,717,320
INSURANCE (DIVERSIFIED): 2.8%
35,800 MetLife, Inc.	1,560,880
INSURANCE (PROPERTY CASUALTY): 2.8%
12,200 Chubb Ltd.	1,549,644
INTERNET SOFTWARE & SERVICES: 4.2%
2,075 Alphabet, Inc. - Class C*	2,314,974
MANUFACTURING - MISCELLANEOUS: 3.6%
27,000 Eaton Corp. Plc	2,017,980
MEDICAL SUPPLIES: 3.6%
17,700 Zimmer Biomet Holdings, Inc.	1,972,488
OIL & GAS SERVICES: 3.6%
29,550 Schlumberger Ltd.	1,980,736
OIL/GAS (DOMESTIC): 2.1%
27,000 Devon Energy Corp.	1,186,920

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2018 – Continued

SHARES	VALUE
PETROLEUM (INTEGRATED): 2.1%
9,200 Chevron Corp.	$1,163,156
PETROLEUM (PRODUCING): 5.6%
14,400 ConocoPhillips	1,002,528
25,100 Occidental Petroleum Corp.	2,100,368
3,102,896
PRECISION INSTRUMENTS: 3.3%
8,900 Thermo Fisher Scientific, Inc.	1,843,546
SECURITIES BROKERAGE: 4.5%
24,100 Morgan Stanley	1,142,340
6,000 The Goldman Sachs Group, Inc.	1,323,420
2,465,760
TELECOMMUNICATIONS (EQUIPMENT): 7.9%
52,500 Cisco Systems, Inc.	2,259,075
37,900 QUALCOMM, Inc.	2,126,948
4,386,023
TOTAL COMMON STOCKS (Cost $36,320,545)	$55,379,313
SHORT-TERM INVESTMENTS - 0.1%
69,834 First American Government Obligations Fund, Class X - 1.80%**	69,834
TOTAL SHORT-TERM INVESTMENTS (Cost $69,834)	$69,834
TOTAL INVESTMENTS (Cost $36,390,379): 100.1%	55,449,147
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.1)%	(56,845)
TOTAL NET ASSETS: 100.0%	$55,392,302

* Non-Income Producing

** Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities

At June 30, 2018

ASSETS:
Investments in securities, at value (cost $36,390,379)	$55,449,147
Receivables:
Fund shares sold	16,061
Dividends and interest	67,234
Prepaid expenses	14,278
Total assets	55,546,720
LIABILITIES:
Payables:
Fund shares repurchased	68,146
Due to advisor	28,240
Accrued expenses:
Audit fees	20,806
Fund administration fees	11,523
Reports to shareholders	10,175
Other expenses	15,528
Total liabilities	154,418
NET ASSETS	$55,392,302
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	787,049
Net Asset Value, Offering Price and Redemption Price Per Share	$70.38
COMPONENTS OF NET ASSETS:
Paid in capital	34,396,282
Undistributed net investment income	296,421
Accumulated net realized gain on investments	1,640,831
Net unrealized appreciation on investments	19,058,768
Net Assets	$55,392,302

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations

For the Year Ended June 30, 2018

INVESTMENT INCOME
INCOME
Dividend income	$1,213,451
Interest income	1,204
Total income	1,214,655
EXPENSES
Advisory fees	441,815
Fund administration fees	73,635
Transfer agent and accounting fees	51,384
Professional fees	45,800
Federal and state registration fees	26,929
Reports to shareholders	19,254
Custodian fees	15,726
Directors' fees and expenses	9,634
Other expenses	6,625
Total operating expenses	690,802
Less: Expense reimbursement by advisor	(107,607)
Net expenses	583,195
Net investment income	631,460
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,668,476
Net change in unrealized appreciation/depreciation on investments	2,439,605
Net realized and unrealized gain on investments	4,108,081
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,739,541

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2018	YEAR ENDED JUNE 30, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$631,460	$929,612
Net realized gain on investments	1,668,476	2,639,393
Net change in net unrealized appreciation/depreciation on investments	2,439,605	6,129,618
Net increase in net assets resulting from operations	4,739,541	9,698,623
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(685,944)	(1,402,760)
From net realized gain on investments	(878,343)	—
Total distributions to shareholders	(1,564,287)	(1,402,760)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,310,152	2,642,655
Proceeds from reinvestment of distributions	1,503,919	1,319,969
Cost of shares redeemed	(9,227,931)	(8,759,679)
Redemption fees	—	19
Net decrease from capital share transactions	(6,413,860)	(4,797,036)
Total increase (decrease) in net assets	(3,238,606)	3,498,827
NET ASSETS
Beginning of year	58,630,908	55,132,081
End of year	$55,392,302	$58,630,908
Undistributed net investment income	$296,421	$350,905
CHANGE IN SHARES
Shares outstanding, beginning of year	877,084	952,259
Shares sold	18,733	40,401
Shares issued on reinvestment of distributions	21,034	20,189
Shares redeemed	(129,802)	(135,765)
Shares outstanding, end of year	787,049	877,084

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights

For a capital share outstanding through each year

	YEARS ENDED JUNE 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of the year	$66.85	$57.90	$63.02	$63.32	$49.56
Income (loss) from investment operations:
Net investment income	0.75 (a)	1.03 (a)	1.27 (a)	0.77 (a)	0.68	(a)
Net realized and unrealized gain (loss) on investments	4.65	9.47	(5.49)	(0.28)	13.71
Total from investment operations	5.40	10.50	(4.22)	0.49	14.39
Less distributions:
Dividends from net investment income	(0.82)	(1.55)	(0.90)	(0.79)	(0.63)
Distributions from net realized gain	(1.05)	—	—	—	—
Total distibutions	(1.87)	(1.55)	(0.90)	(0.79)	(0.63)
Paid-in capital from redemption fees (Note 2)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Net asset value, end of year	$70.38	$66.85	$57.90	$63.02	$63.32
Total return	8.03%	18.22%	(6.66)%	0.77%	29.20%
Ratios/supplemental data:
Net assets, end of year (millions)	$55.4	$58.6	$55.1	$73.8	$81.0
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.17%	1.19%	1.16%	1.12%	1.15%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Interest Expense	—	—	—	—	0.00	%(c)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.89%	1.40%	2.03%	1.09%	1.06%
After expense reimbursement	1.07%	1.60%	2.20%	1.22%	1.22%
Portfolio turnover rate	18%	22%	15%	12%	41%

(a)  Calculated using the average shares method.

(b)  Less than $0.01.

(c)  Interest expense was less than 0.01%.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by on independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Fund's valuation committee and pricing committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix") in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

B.  Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share. Prior to October 31, 2016, the Fund assessed a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees were deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees became part of the Fund's daily NAV calculation.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017), or expected to be taken in the Fund's 2018 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Reclassification of Capital Accounts.

U. S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2018, the Fund had no permanent book-to-tax differences.

F.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund will distribute net investment income and net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.  Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $2,800,000, 5% of the gross market value of the Fund, or 33 1/3% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the year ended June 30, 2018, the Fund did not borrow under line of credit.

I.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occurred that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund's average daily net assets. For the year ended June 30, 2018 the Fund accrued $441,815 in advisory fees.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund through at least October 31, 2018 to ensure that the Fund's total annual operating expenses (excluding front-end or contingent deferred loads, acquired fund fees and expenses, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) will not exceed 0.99% of the Fund's average daily net assets. In connection with this expense limitation, the Advisor is permitted, with Board approval, to recoup fees waived and expenses reimbursed for the prior three fiscal years if such recoupment does not cause the Fund to exceed the lesser of: (i) the expense limitation in effect at the time of waiver or reimbursement, and (ii) the expense limitation in effect at the time of recoupment. This arrangement can be terminated only by, or with the consent of, the Board of Directors.

The Advisor will only be able to recover previously waived expenses if the Fund's then current expense ratio is below the 0.99% expense cap. For the year ended June 30, 2018, Matrix waived $107,607 in advisory fees. Any

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund's Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At June 30, 2018, the cumulative amount available for reimbursement that has been paid and/or waived is $327,512. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2019	2020	2021
$106,880	$113,025	$107,607

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the Administrator was paid $4,167 for the year ended June 30, 2018 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2018, are as follows:

	Purchases	Sales
Common Stock	$10,261,266	$17,135,737

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$36,416,677
Gross tax unrealized appreciation	19,945,268
Gross tax unrealized depreciation	(912,798)
Net tax unrealized appreciation on investments	19,032,470
Undistributed ordinary income	296,421
Undistributed long-term capital gains	1,667,129
Total Distributable Earnings	1,963,550
Other accumulated losses	—
Total Accumulated Earnings/Losses	$20,996,020

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

As of June 30, 2018, the Fund had no capital loss carryover and post-October losses which are deferred until fiscal year 2019 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2018, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2019 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	June 30, 2018	June 30, 2017
Distributions Paid From:
Ordinary Income*	$685,944	$1,402,760
Long-Term Capital Gain	$878,343	$—
	$1,564,287	$1,402,760

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2018. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$55,379,313	$—	$—	$55,379,313
Total Equity	$55,379,313	$—	$—	$55,379,313
Short-Term Investments	$69,834	$—	$—	$69,834
Total Investments in Securities	$55,449,147	$—	$—	$55,449,147

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Matrix Advisors Value Fund, Inc. (the "Fund"), including the schedule of investments, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rule*s and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 1999.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 24, 2018

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2018, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2018, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.00% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Director
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Director, President and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund's Advisor, and portfolio manager of the Fund (1996 to present).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
Independent Directors
T. Michael Tucker * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Director and Chairman	Since 1997	Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to present); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Independent Directors, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Larry D. Kieszek * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Director	Since 1997	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
David S. Wyler * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Director	Since 2016

Vice President at IRI (Advanced TV & Digital Video) (December 2017 to present) Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014); Vice President of Business Development for the AdTruth division of 41st Parameter (fraud prevention firm) (2012 to 2013); Senior Vice President and General Manager, The Nielsen Company (2008 to 2011); Senior Vice President, IAG Research (market research firm) (2004 to 2008).

				2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Since 2006	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Since 2000	Managing Director of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Since 2006	Managing Director of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983)	Senior Vice President	Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst of the Advisor (2005 to present).	N/A	N/A
Conall Duffin 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1975)	Chief Compliance Officer, AML Compliance Officer, Vice President and Assistant Secretary	Since 2002	Chief Compliance Officer of the Advisor (2016 to present); Vice President Marketing and Mutual Fund Services of the Advisor (2010 to present).	N/A	N/A

*  Not an "interested person", as that term is defined by the 1940 Act.

**  The "Fund Complex" includes the Fund and series of Matrix Advisors Funds Trust.

†  Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date of a Director's death, resignation or retirement, or a Director is removed by the shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation of the Fund, as amended.

MATRIX ADVISORS
VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

This page intentionally left blank.

This page intentionally left blank.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

•

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207

Annual Report

MATRIX ADVISORS

VALUE FUND, INC.

June 30, 2018

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MAVFX
Cusip: 57681T102

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$18,000	$18,000
Audit-Related Fees	$0	$0
Tax Fees	$2,800	$2,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)               Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)               Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By	/s/ David A. Katz
David A. Katz, President

Date	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	September 6, 2018